MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points, to 5.50 percent in November.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year, but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                                        [LINE GRAPH]

                        30-YEAR BOND YIELDS 1994-1999

       30-Year Insured               30-Year U.S.                 Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
       ----------------            ---------------             ----------------------------------
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87


Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Insured California Municipal Securities (ICS) declined from $16.00 to $14.42 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.75 per share and a long-term capital gains distribution of $0.16 per share paid on December 18, 1998, the Trust's total NAV return was -4.21 percent. The Trust's value on the New York Stock Exchange (NYSE) fell from $15.25 to $12.9375 per share during the same period. Based on this change plus reinvestment of distributions, the ICS's total market return was -9.83 percent. On October 31, 1999, ICS's NYSE market price represented a 10 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999, declared in September, were unchanged at $0.0625 per share. The dividend rate reflects the Trust's estimated earnings over the next 6-12 months and its $0.06 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 28 credits. At the end of October, the portfolio's average maturity was 20 years. The Trust's average duration, a measure of sensitivity to interest rate changes, was 9 years. Issues in the refunded bond category comprised 4 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's credit enhancements and sector distribution. Optional call provisions by year with their respective cost (book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended October 31, 1999, the Fund purchased and retired 53,300 shares of common stock at a weighted average market discount of 9.43 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

[BAR CHART]

LARGEST SECTORS AS OF OCTOBER 31, 1999
(% OF NET ASSETS)

                                TAX                                            WATER &         GENERAL
                            ALLOCATION       HOSPITAL      TRANSPORTATION       SEWER        OBLIGATION       MORTGAGE
                            ----------       --------      --------------      -------       ----------       --------
                                26%             12%               12%            12%              9%              8%


                             EDUCATION
                             ---------
                                 5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[PIE GRAPH]

LONG TERM INSURERS AS OF OCTOBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)


                                      MBIA                AMBAC                FSA                FGIC             CONNIE LEE
                                      ----                -----                ---                ----             ----------
                                      37%                  32%                 15%                 13%                 3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                               OCTOBER 31, 1999

                                                          WEIGHTED AVERAGE
                                                      CALL PROTECTION: 5 YEARS
YEARS BONDS CALLABLE                                     PERCENT CALLABLE*
--------------------                                     -----------------
1999                                                             0%
2000                                                             0%
2001                                                             0%
2002                                                             0%
2003                                                            41%
2004                                                            42%
2005                                                             3%
2006                                                             0%
2007                                                             0%
2008                                                            10%
2009                                                             2%
2010+                                                            2%

                             WEIGHTED AVERAGE
                             BOOK YIELD: 6.1%
                           COST (BOOK) YIELD **
                           --------------------
1999                                -
2000                                -
2001                                -
2002                                -
2003                              6.15
2004                              6.32
2005                              6.25
2006                                -
2007                                -
2008                              5.72
2009                              4.99
2010+                             4.82



* % Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For the Trust earned a book yield of 6.2% on 41% of the long-term portfolio that is callable in 2003.
Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
For.........................................................  3,541,785
Withheld....................................................     44,056

Charles A. Fiumefreddo
For.........................................................  3,544,847
Withheld....................................................     40,994

  The following Trustees were not standing for reelection at this meeting: Edwin
  J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  3,499,298
Against.....................................................      6,313
Abstain.....................................................     80,230

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (96.8%)
            General Obligation (9.2%)
 $ 3,000    California, Various Purpose Dtd 03/01/94 (FSA)..............  5.50 %   03/01/20    $2,855,280
   3,000    Moulton-Niguel Water District, 1993 Refg (MBIA).............  5.00     09/01/19     2,660,880
 -------                                                                                       ----------
   6,000                                                                                        5,516,160
 -------                                                                                       ----------

            Educational Facilities Revenue (4.5%)
            California Educational Facilities Authority,
   1,500     National University Ser 1994 (Connie Lee)..................  6.20     05/01/21     1,525,470
     690     Santa Clara University Ser 1999 (AMBAC)....................  5.25     09/01/16       654,465
     545     Santa Clara University Ser 1999 (AMBAC)....................  5.25     09/01/17       511,913
 -------                                                                                       ----------
   2,735                                                                                        2,691,848
 -------                                                                                       ----------

            Electric Revenue (3.0%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
             (FGIC).....................................................  5.75     10/01/22       977,540
   1,000    Burbank, Electric Ser 1998 (FSA)............................  4.75     06/01/23       836,650
 -------                                                                                       ----------
   2,000                                                                                        1,814,190
 -------                                                                                       ----------

            Hospital Revenue (12.4%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................  5.125    05/15/20     1,795,940
   3,000    California Health Facilities Financing Authority, Catholic
             Healthcare West
             Ser 1994 B (AMBAC).........................................  5.00     07/01/21     2,618,880
   3,000    California Statewide Communities Development Authority,
 -------     Sharp Health Care

             COPs (MBIA)................................................  6.00     08/15/24     3,003,000
                                                                                               ----------
   8,000                                                                                        7,417,820
 -------                                                                                       ----------

            Mortgage Revenue - Multi-Family (5.2%)
            Los Angeles Community Redevelopment Agency, 1994 Ser A
   3,000     (AMBAC)....................................................  6.45     07/01/17     3,086,280
 -------                                                                                       ----------

            Mortgage Revenue - Single Family (2.9%)
            California Housing Financing Agency, 1995 Ser B (AMT)
   1,745    (AMBAC).....................................................  6.25     08/01/14     1,748,455
 -------                                                                                       ----------

            Public Facilities Revenue (3.2%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (AMBAC)...  6.00     03/01/19     1,005,650
            Los Angeles Convention & Exhibition Center Authority, 1993
   1,000     Refg Ser A (MBIA)..........................................  5.375    08/15/18       942,920
 -------                                                                                       ----------
   2,000                                                                                        1,948,570
 -------                                                                                       ----------

            Tax Allocation Revenue (25.9%)
   3,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......  6.00     12/15/24     3,010,080
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........  5.75     08/01/23     1,949,260
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
             1993 A (AMBAC).............................................  5.75     11/01/22     1,950,220
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................  6.25     09/01/13     3,161,460

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
 $ 3,000    Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A
             (AMBAC)....................................................  5.00 %   08/01/17     $2,677,770
   3,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........  5.25     09/01/23      2,712,840
 -------                                                                                        ----------
  16,000                                                                                        15,461,630
 -------                                                                                        ----------

            Transportation Facilities Revenue (11.6%)
   1,000    Alameda Corridor Transportation Authority, Sr Lien Ser 1999
             A (MBIA)...................................................  5.25     10/01/21        915,980
            San Francisco Airports Commission, San Francisco Int'l
             Airport
   1,680     Second Ser Refg Issue 4 (MBIA).............................  6.00     05/01/20      1,690,147
   1,700     Second Ser Refg Issue 2 (MBIA).............................  6.75     05/01/20      1,817,504
   3,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................  4.75     07/01/23      2,509,050
 -------                                                                                        ----------
   7,380                                                                                         6,932,681
 -------                                                                                        ----------

            Water & Sewer Revenue (11.9%)
   2,000    East Bay Municipal Utility District, Water Ser 1998
             (MBIA).....................................................  4.75     06/01/34      1,610,000
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs (FGIC).........................................  4.75     07/01/23        831,970
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................  5.50     12/15/23      2,733,743
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............  5.70     06/01/20      1,953,960
 -------                                                                                        ----------
   7,900                                                                                         7,129,673
 -------                                                                                        ----------

            Other Revenue (3.4%)
            South Orange County Public Financing District #88-1, 1994
   2,000     Ser A (MBIA)...............................................  6.00     09/01/18      2,012,500
 -------                                                                                        ----------

            Refunded (3.6%)
   2,000    San Mateo County Joint Powers Financing Authority, San Mateo
 -------     County Health Center 1994 Ser A (FSA)......................  5.75     07/15/04+     2,147,080
                                                                                                ----------


  60,760    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $56,627,197).......    57,906,887
 -------                                                                                        ----------

            CALIFORNIA TAX-EXEMPT SHORT TERM MUNICIPAL OBLIGATIONS
             (1.7%)
     500    California Pollution Control Financing Authority, Pacific
             Gas & Electric Co
             Ser 1996 F (Demand 11/01/99)...............................  3.55*    11/01/26        500,000
     500    California Statewide Communities Development Authority,
 -------     Sutter Health
             Ser 1995 COPs (AMBAC) (Demand 11/01/99)....................  3.50*    07/01/15        500,000
                                                                                                ----------


   1,000    TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 -------     (Identified Cost $1,000,000)...................................................     1,000,000
                                                                                                ----------

 $61,760    TOTAL INVESTMENTS (Identified Cost $57,627,197) (a)...................     98.5%    58,906,887
 =======


            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................     1.5       867,072
                                                                                        ----     ---------


            NET ASSETS.............................................................   100.0%   $59,773,959
                                                                                      ======   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $1,883,631 and the aggregate gross
            unrealized depreciation is $603,941, resulting in net
            unrealized appreciation of $1,279,690.

Bond Insurance:
---------------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $57,627,197)..............................  $58,906,887
Cash........................................................        4,860
Interest receivable.........................................    1,014,495
Prepaid expenses............................................        2,767
                                                              -----------

    TOTAL ASSETS............................................   59,929,009
                                                              -----------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       64,712
    Investment management fee...............................       21,627
Accrued expenses............................................       68,711
                                                              -----------

    TOTAL LIABILITIES.......................................      155,050
                                                              -----------

    NET ASSETS..............................................  $59,773,959
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, none
 issued)....................................................       --
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,145,213 shares outstanding)  $58,652,629
Net unrealized appreciation.................................    1,279,690
Accumulated undistributed net investment income.............      266,152
Accumulated net realized loss...............................     (424,512)
                                                              -----------

    TOTAL NET ASSETS........................................  $59,773,959
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($59,773,959 divided by 4,145,213 common shares
 outstanding)...............................................       $14.42
                                                             ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $3,481,139
                                                             -----------

EXPENSES
Investment management fee...................................     226,688
Professional fees...........................................      60,292
Shareholder reports and notices.............................      22,940
Transfer agent fees and expenses............................      17,762
Registration fees...........................................      15,930
Trustees' fees and expenses.................................      12,338
Custodian fees..............................................       3,356
Organizational expenses.....................................       2,622
Other.......................................................      11,999
                                                             -----------

    TOTAL EXPENSES..........................................     373,927

Less: expense offset........................................      (3,349)
                                                             -----------

    NET EXPENSES............................................     370,578
                                                             -----------

    NET INVESTMENT INCOME...................................   3,110,561
                                                             -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (424,512)
Net change in unrealized appreciation.......................  (5,582,392)
                                                             -----------

    NET LOSS................................................  (6,006,904)
                                                             -----------

NET DECREASE................................................ $(2,896,343)
                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................     $3,110,561         $3,207,781
Net realized gain (loss).............................       (424,512)           683,210
Net change in unrealized appreciation................     (5,582,392)         1,470,354
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................     (2,896,343)         5,361,345
                                                         -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (3,147,617)        (3,264,337)
Net realized gain....................................       (657,304)          --
                                                         -----------        -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (3,804,921)        (3,264,337)
                                                         -----------        -----------

Decrease from transactions in common shares of
 beneficial interest.................................       (702,943)           (29,498)
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................     (7,404,207)         2,067,510

NET ASSETS:
Beginning of period..................................     67,178,166         65,110,656
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $266,152 and $303,208, respectively).............    $59,773,959        $67,178,166
                                                         ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and were fully amortized as of February 28, 1999.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $5,548,648 and $10,148,283, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1997...................................  4,200,513    $42,005    $59,343,065
Treasury shares purchased and retired (weighted average
 discount 5.09%)*...........................................     (2,000)       (20)       (29,478)
                                                              ---------    -------    -----------
Balance, October 31, 1998...................................  4,198,513     41,985     59,313,587
Treasury shares purchased and retired (weighted average
 discount 9.43%)*...........................................    (53,300)      (533)      (702,410)
                                                              ---------    -------    -----------
Balance, October 31, 1999...................................  4,145,213    $41,452    $58,611,177
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $425,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.0625   November 5, 1999  November 19, 1999
 $0.0625   December 3, 1999  December 17, 1999

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $ 16.00    $ 15.50    $ 15.02    $ 14.84    $ 13.15
                                                              -------    -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income......................................     0.74       0.76       0.78       0.78       0.76
 Net realized and unrealized gain (loss)....................    (1.43)      0.52       0.50       0.12       1.59
                                                              -------    -------    -------    -------    -------
Total income (loss) from investment operations..............    (0.69)      1.28       1.28       0.90       2.35
                                                              -------    -------    -------    -------    -------
Less dividends and distributions from:
 Net investment income......................................    (0.75)     (0.78)     (0.81)     (0.75)     (0.72)
 Net realized gain..........................................    (0.16)        --         --      (0.01)        --
                                                              -------    -------    -------    -------    -------
Total dividends and distributions...........................    (0.91)     (0.78)     (0.81)     (0.76)     (0.72)
                                                              -------    -------    -------    -------    -------
Anti-dilutive effect of acquiring treasury shares...........     0.02         --       0.01       0.04       0.04
                                                              -------    -------    -------    -------    -------
Offering costs charged against capital......................       --         --         --         --       0.02
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 14.42    $ 16.00    $ 15.50    $ 15.02    $ 14.84
                                                              =======    =======    =======    =======    =======
Market value, end of period.................................  $12.938    $ 15.25    $14.375    $ 13.50    $ 12.50
                                                              =======    =======    =======    =======    =======
TOTAL RETURN+...............................................    (9.83)%    11.71%     12.64%     14.33%     20.51%

RATIOS TO AVERAGE NET ASSETS:
Total expenses(1)...........................................     0.58%      0.58%      0.56%      0.58%      0.72%
Net investment income.......................................     4.80%      4.84%      5.14%      5.22%      5.35%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $59,774    $67,178    $65,111    $63,753    $64,469
Portfolio turnover rate.....................................        9%        12%        --         --          3%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999


                      1999 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1999, the Trust paid to shareholders $0.75 per share from tax-exempt income.

         For the year ended October 31, 1999, the Trust paid to shareholders $0.16 per share from long-term capital gains.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES


Semiannual Report
October 31, 1999